NATIONWIDE MUTUAL FUNDS Nationwide Growth Fund Nationwide Large Cap Value Fund Nationwide Mid Cap Growth Fund Nationwide Fund Nationwide Value Opportunities Fund

Prospectus Supplement dated November 6, 2008
to the Prospectus dated February 28, 2008

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus.

Effective immediately, the paragraphs under the section entitled “Portfolio Management-Nationwide Fund” on page 27 have been restated in their entirety as follows:

The Fund is managed by Aberdeen’s U.S. Equity team, led by Shahreza Yusof, Head of US Equities, Paul Atkinson, Senior Investment Manager and Francis Radano, III, CFA, Investment Manager, who will oversee the fundamentally managed portion of the Fund. Joseph A. Cerniglia, CFA, Senior Investment Manager, and Jarett Fisher, CFA, Investment Manager, oversee the quantitatively managed portion of the Fund. They jointly are responsible for the day-to-day management of the Fund, including selection of the Fund’s investments.

Mr. Yusof is Head of U.S. Equities for Aberdeen. Mr. Yusof was recruited in 1994 by an affiliate of Aberdeen in Singapore. Over the years, he has worked on the Aberdeen Asia Equities Team and became investment director for the Japan region. Later, Mr. Yusof moved to Aberdeen's Emerging Markets division in London. Mr. Yusof has been with the Aberdeen operation in the United States since 2006.

Mr. Atkinson is the Senior Investment Manager of the North American Equity team for Aberdeen. Mr. Atkinson joined Aberdeen as the head of the equity derivatives team in August 1998 and became a senior investment manager on the US equity team in May 2005. Mr. Atkinson graduated with a BSc (Hons) in economics and finance from Cardiff Business School, UK and was awarded an MSc in finance from the University of London, Birbeck College in 1996.

Mr. Radano joined Aberdeen as a Senior Investment Manager in October 2007. Prior to that, he was a senior equity analyst employed by NFA since November 1999. Mr. Radano earned a bachelor’s degree in economics from Dickinson College and an MBA in finance from Villanova University.

Mr. Cerniglia joined Aberdeen as a Senior Investment Manager in October 2007. He assumed co-management responsibilities for the Fund in April 2006. Prior to that, he was a portfolio manager employed by NFA since September 2000. Mr. Cerniglia earned a bachelor’s degree in accounting from Saint Joseph’s University and a master’s degree in mathematics of finance from Courant Institute of Mathematics of New York University.

Mr. Fisher joined Aberdeen in June 2008 as a Quantitative Investment Manager. Prior to that, he was a Vice President at RBC Capital Markets from June 2002 to June 2006. Mr. Fisher earned a bachelor’s degree in finance from Slippery Rock University and an MBA with concentrations in finance, economics and quantitative analysis from Carnegie Mellon University.

PLEASE RETAIN THIS SUPPLEMENT WITH THE FUND’S PROSPECTUS FOR FUTURE REFERENCE.